UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		October 5, 2010

Las Vegas Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30375	88-0392994
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Pkwy., Suite 450, Las Vegas, Nevada		89169
(Address of principal executive offices)		(ZipCode)

Registrant’s telephone number, including area code:		(702) 871-7111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  -  Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                      Compensatory Arrangements of Certain Officers.

               Effective October 5, 2010, Jon D. Berkley resigned from his position as Chief Executive Officer and President of Las Vegas Gaming, Inc.  Mr. Berkley will remain as a member of the Company's Board of Directors.  In addition, the resignation by Mr. Berkley was not due to any known disagreement on any matter relating to the Company's operations, policies, or practices.  The Board of Directors appointed Mr. Berkley as Chairman of the Executive Committee and Chairman of the Search Committee for a new Chief Executive Officer and President.

Section 9 - Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.

		By:	/s/ Russell R. Roth
Date:	October 11, 2010		Russell R. Roth
		Title:	Chief Financial Officer